CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : October 1998

Beginning of the Month Principal Receivables :                                                                  10,577,286,056.19
                                                                                                              -------------------
Beginning of the Month Finance Charge Receivables :                                                                327,059,971.37
                                                                                                              -------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                              -------------------
Beginning of the Month Total Receivables :                                                                      10,904,346,027.56
                                                                                                              -------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                              -------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                              -------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                              -------------------

Additional Principal Receivables :                                                                                           0.00
                                                                                                              -------------------
Additional Finance Charge Receivables :                                                                                      0.00
                                                                                                              -------------------
Additional Total Receivables :                                                                                               0.00
                                                                                                              -------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                              -------------------

End of the Month Principal Receivables :                                                                        10,178,037,455.60
                                                                                                              -------------------
End of the Month Finance Charge Receivables :                                                                      316,869,194.18
                                                                                                              -------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                              -------------------
End of the Month Total Receivables :                                                                            10,494,906,649.78
                                                                                                              -------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                              -------------------
Adjusted Invested Amount of all Master Trust Series                                                              9,351,663,137.39
                                                                                                              -------------------

End of the Month Seller Percentage                                                                                          8.12%
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : October 1998                                                                 ACCOUNTS             RECEIVABLES

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                       133,145        185,545,859.74
                                                                                        -------------------   -------------------
      60 - 89 Days Delinquent                                                                        77,601        119,108,829.85
                                                                                        -------------------   -------------------
      90 + Days Delinquent                                                                          150,880        234,338,497.35
                                                                                        -------------------   -------------------

      Total 30 + Days Delinquent                                                                    361,626        538,993,186.94
                                                                                        -------------------   -------------------

      Delinquencies 30 + Days as a Percent of End of the
      Month Total Receivables                                                                                               5.14%
                                                                                                              -------------------

Defaulted Accounts During the Month                                                                  51,032         62,229,012.63
                                                                                        -------------------   -------------------

Annualized Default Rate as a Percent of Beginning of the
Month Principal Receivables                                                                                                 7.06%
                                                                                                                -----------------




                                                                    Page 7 of 40
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
Total Collections and Gross Payment Rate                                                   1,286,946,963.52                 11.80%
                                                                                        -------------------     -----------------

Collections of Principal Receivables and Principal Payment Rate                            1,090,107,360.31                 10.31%
                                                                                        -------------------     -----------------

      Prior Month Billed Finance Charge and Fees                                             165,498,669.10
                                                                                        -------------------
      Amortized AMF Income                                                                    10,433,961.47
                                                                                        -------------------
      Interchange Collected                                                                    8,994,978.36
                                                                                        -------------------
      Recoveries of Charged Off Accounts                                                      13,349,620.25
                                                                                        -------------------
      Collections of Discounted Receivables                                                            0.00
                                                                                        -------------------

Collections of Finance Charge Receivables and Annualized Yield                               198,277,229.18                 22.49%
                                                                                        -------------------     -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : October 1998

Beginning Unamortized AMF Balance                                                                                   61,984,306.75
                                                                                                                -----------------
    + AMF Slug for Added Accounts                                                                      0.00
                                                                                        -------------------
    + AMF Collections                                                                          8,996,335.50
                                                                                        -------------------
    - Amortized AMF Income                                                                    10,433,961.47
                                                                                        -------------------
Ending Unamortized AMF Balance                                                                                      60,546,680.78
                                                                                                                -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : OCTOBER 1998

Gross Principal Payment Rate                                                                          10.31%
                                                                                        -------------------

May 17, 1994   3% Discount of Addition                                                                              50,184,973.92
                                                                                                                -----------------
      Total Discounted Receivables Collections as of Beginning of Month                       50,184,973.92
                                                                                        -------------------
      Collections of Discounted Receivables Current Month                                              0.00
                                                                                        -------------------
Discounted Receivables to be Collected                                                                                       0.00
                                                                                                                -----------------













                                                  /s/ Douglas C.H. Adamson
                                                  -----------------------------
                                                  Douglas C.H. Adamson
                                                  Securitization Manager





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